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LEASE AGREEMENT

STATE OF TEXAS

COUNTY OF DALLAS

     THIS LEASE AGREEMENT, made and entered into by and between the Landlord and Tenant hereinafter named.

WITNESSETH:

     1 . DEFINITIONS AND BASIC PROVISIONS. The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this lease:

(a)  "Landlord": Campbell Creek, Ltd.

(b)  "Tenant": Applied Digital Access, Inc.

(c)  "Building":

     i) Name: Campbell Creek Business Park -Phase II. Building 2.

                                  2350 Campbell Creek Blvd.
                         Address: Richardson, Texas 75082

    ii)  Agreed Rentable Area of the Building: Building 2 - 54,165 square feet.

(d) "Premises": That portion of the Building which is cross-hatched on Exhibit "A" attached hereto and made a part hereof. The Premises consists of approximately 14,750 square feet of rentable area (all rentable area being determined by measuring from the outer surfaces of exterior wall and from the centerline of demising wall). All measurements shall utilize and conform with BOMA Standards and shall be subject to field measurements upon completion of Tenant's

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Improvements (as hereinafter defined). In the event of an adjustment to the square footage contained in the Premises necessitated by such field measurement, Landlord shall adjust Tenant's Basic Rental and Tenant's Pro Rata Share percentage (both as hereinafter defined) in direct proportion to such change of the rentable area.

     The Building, the land (the "Land") on which the Building is situated (which land is particularly described on Exhibit A- I attached hereto), and all improvements and appurtenances to the Building and the Land are referred to collectively herein as the "Property".

(e) "Tenants's Pro Rata Share" percentage: 27.23% of Building 2 (the rentable area of Premises divided by the rentable area of the Building, expressed in a percentage).

(f)  Base Expense Rate: $3.90 per square foot

(g) "Project": All buildings, structures and other improvements located on the land which is described on Exhibit "B" attached hereto and made a part hereof, together with such land.

(h) "Lease Term": A period of 84 months, which is anticipated to commence on the earlier of January 1, 1998 or upon Substantial Completion (as defined in Exhibit D attached hereto) and to end on December 31, 2004 ("EXPIRATION DATE"), The date on which this Lease actually commences is herein called the "Commencement Date".

(i)  "Basic Rental":

          Rental                         Rate Per Square         "Basic Monthly
          Period                         Foot of Rentable Area   Rental"
January 1, 1998 - March 31, 1998         $15.25                  $10,166.67
April 1, 1998 - June 30, 1998            $15.25                  $15,250.00
July 1, 1998 - December 31, 2004         $15.25                  $18,744.79

(j) "SECURITY Deposit": $18.744.79

(k) "Permitted Use": General Office/Technical Purposes and any other lawful use incidental thereto.

(l) "Common Areas": All landscaped areas, parking areas, service roads, loading facilities, sidewalks and other improvements and facilities in the Project which are designated by Landlord from time to time for the common use and enjoyment of more than

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one tenant in the Project.

     (m) "Environmental Law": Any federal, state, or local law, statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under, or about the Premises, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. Section 9601 et seq. ("RCRA"), the Texas Water Code ("TWC"), the Texas Solid Waste Disposal Act, Texas Health & Safety Code ("THSC") Section 361.001 et seq., and regulations, rules, guidelines, or standards promulgated pursuant to such laws, as such statutes, regulations, rules, guidelines, and standards as are amended from time to time.

     2. LEASE GRANT. Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the Premises commencing on the Commencement Date and ending on the last day of the Lease Term, unless sooner terminated as herein provided. If this lease is executed before the Premises are available and Ready For Occupancy (as hereinafter defined) and Landlord cannot deliver possession on the anticipated Commencement Date, then Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same and such date shall be the Commencement Date and this lease shall continue for the entire Lease Term. Landlord hereby waives payment of rent covering any period prior to the tendering of possession of the Premises to Tenant hereunder, unless such delay is caused by Tenant or anyone acting under or for Tenant and such abatement shall be Tenant's-sole remedy by reason of the Premises not being Ready For Occupancy. Likewise, should Tenant occupy the Premises prior to the anticipated commencement date specified in Section I(h), the Commencement Date shall be altered to coincide with said occupancy with the anticipated ending date set forth in Section I(h) remaining unchanged. For the purposes hereof, the term "Ready For Occupancy" shall mean the first to occur of the following: (a) the date Landlord substantially completes the work required of it under terms of Exhibit "D" attached hereto AND SECURES A CERTIFICATE OF INSURANCE OR FINAL INSPECTION TO BE ISSUED BY THE CITY OF RICHARDSON; or (b) the date Landlord would have substantially completed the work required of it under the terms of Exhibit "D" but for delays caused by Tenant, or its agents, employees or contractors; or
(c) the date Tenant takes possession of the Premises. By occupying the Premises ON THE COMMENCEMENT DATE, Tenant shall be deemed to have accepted the same as suitable for the purposes herein intended and waives any defects in the Premises (WITH THE EXCEPTION OF ANY LATENT STRUCTURAL DEFECTS OR ANY LATENT OR PATENT DEFECTS IN THE IN THE WORK OF EXHIBIT "D") and all related improvements and appurtenances in the Building and to have acknowledged that the same comply fully with Landlord's covenants and obligations. After the commencement date of this Lease, Tenant shall, upon request from Landlord, execute and deliver to Landlord a Letter of Acceptance of the Premises, which letter shall also state the Commencement Date and the Expiration.

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Date.

3. RENT. In consideration of this lease, Tenant promises and agrees to pay Landlord the Basic Monthly Rental without demand, deduction or set off, for each month of the entire Lease Term. One such monthly installment together with the Security Deposit shall be payable by Tenant to Landlord contemporaneously with the execution hereof, and a like monthly installment shall be due and payable without demand on or before the first day of each calendar month during the term hereof beginning with the first calendar month following the Commencement Date. Rent for any fractional month at the beginning or end of the Lease Term shall be prorated, with any DIFFERENCES BETWEEN THE PREPAID MONTHLY INSTALLMENT AND THE PRORATED RENT TO BE CREDITED TO THE SECOND MONTHLY INSTALLMENT. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this lease, it being expressly understood that such deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use such deposit to the extent necessary to make good any arrearages of rent and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant within thirty (30) days of termination of this lease. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

4.   RENTAL ESCALATION.

     (a) The Basic Rental includes a component equal to the "Base Expense Rate" (as defined in subsection l(f) hereof). In the event that the Operating Expenses (HEREINAFTER DEFINED) per rentable square foot for any calendar year during the Lease Term, exceed the Base Expense Rate, then Tenant shall be obligated to pay to Landlord Tenant's Pro Rata Share of the amount by which such Operating Expenses exceed the Base Expense Rate. All amounts which Tenant is obligated to pay to Landlord under the terms of this Lease which are not Basic Rental are herein called "Additional Rent". Basic Rental, Additional Rent and all other sums required to be paid to Landlord by Tenant under this Lease shall constitute rent and are sometimes collectively referred to as "Rent".

     (b)The term "Operating Expenses" shall mean all costs and expenses of owning, operating and maintaining the Project including, but not limited to the following: (i) ad

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valorem taxes assessed against the Project together with any special assessments and other real estate costs in the nature of taxes, assessments or governmental impositions of any type for which Landlord is responsible (in the event there is a change in the general system of real estate taxation such that any alternative taxes, of whatever nature, are imposed upon Landlord in lieu of, in whole or in part, general ad valorem taxes on the Project, or the revenue of the Project, then such alternative taxes shall be deemed "ad valorem taxes" or "real estate costs"); (ii) expense of operation, maintenance and repair of the Common Areas, including, but not limited to, landscape, landscape management, sprinkler maintenance and associated supply costs, license, permits and inspection fees, trash removal, parking lot restriping and repairs, exterior electrical repairs, and pest control for the Common Areas, in a manner deemed reasonable by Landlord and appropriate and for the best interest of the tenants of the Project; (iii) REASONABLE actual expenses incurred for employees, such as wages, fringe benefits, taxes, unemployment and disability insurance, workmen's compensation insurance, social security benefits and any REASONABLE other expenses incurred in connection with such employees (the term "employees" includes employees such as property manager, superintendents, engineers, electricians, clerks, mechanics, helpers, security officers, porters, cleaners and window washers, as well as contract laborers performing services for the Project and other persons, firms, or corporations providing contract services for the benefit of the Project); (iv) full contract cost of third-party contractors for all of the foregoing; (v) all utility services for utilities consumed for the benefit of the Common Areas, (vi) reasonable consulting, legal, accounting and management fees for managing the Project, provided however management fees shall not exceed five percent (5%) of gross rentals during the Term; (vii) actual costs of insurance, including fire and extended coverage, loss of rental insurance and general liability insurance;
(viii) amortization of REASONABLE costs of capital alterations or improvements which would generally be regarded as ownership, operating, maintenance and management costs which would normally be amortized over a period not to exceed five (5) years; (ix) the reasonable costs and expenses of a consultant, if any, or of contesting validity or amount of such real estate taxes, and (x) costs of any energy-saving or labor-saving device or other equipment installed in the Project amortized over such a period as is reasonably determined by Landlord, but only to the extent of Landlord's good faith estimate of the actual the Operating Expense savings.

     (c) Said Operating Expenses shall not include administrative salaries and wages of persons not involved in the day-to-day operations of the Project, state or federal income taxes (unless such taxes are in lieu of general ad valorem taxes as hereinbefore provided), or periodic alterations or improvements to the construction of the Project (except as specifically provided for herein), and in no case shall Tenant be charged additional rent for

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any Operating Expenses such as painting, repainting, decorating, redecorating, special cleaning service or special security service to the extent any of the foregoing are directly related to the sole advantage of any particular occupant of the Project other than Tenant.

     (d) In the event that during the Lease Term said Operating Expenses for any calendar year exceed, per rentable square foot (determined by dividing the total Operating Expenses for such calendar year by the total rental square footage of the Project), the Base Expense Rate, Tenant shall, in addition to the Basic Rental specified in this Lease, pay Tenant's Pro Rata Share of such increases to Landlord as Additional Rent, in each calendar year or partial year during the term of this Lease, payable in monthly installments as hereinafter provided.

               (i) On or before the first day of each calendar year during the Lease term, Landlord shall give Tenant written notice of Tenant's estimated Additional Rent for the upcoming calendar year and the amount of the monthly installment due for each month during such year. Tenant shall pay to Landlord on the first day of each month thereafter the amount of the applicable monthly installment, without demand, offset or deduction, provided, however, if the applicable installment covers a partial month, then such installment shall be prorated on a daily basis. Within one hundred twenty (120) days after the end of each calendar year or as soon thereafter as is reasonably possible, Landlord shall prepare and deliver to Tenant a statement showing Tenant's actual Additional Rent for the previous calendar year. If Tenant's total monthly payments of Additional Rent for the applicable year are less than Tenant's actual Additional Rent, then Tenant shall pay to Landlord the amount of such underpayment. If Tenant's total monthly payments of Additional Rent for the applicable year are more than Tenant's actual Additional Rent, then Landlord shall credit against the next Additional Rent payment or payments due from Tenant the amount of such overpayment. Unless Tenant takes written exception to any item within thirty
(30) days after the furnishing of an annual statement, such statement shall be considered as final and accepted by Tenant. Any amount due Landlord as shown on any such statement shall be paid by Tenant within thirty (30) days after it is furnished to Tenant.

               (ii) If, during any calendar year during the Lease Term, the Building is not at least 95% occupied, then the Operating Expenses incurred for such calendar year shall, for the purpose of making the calculations to be made pursuant to this Section 4, be adjusted to reflect the amount of Operating Expenses which Landlord determines would have been incurred had the Building been occupied to the extent of at least 95% of the rentable area of the Building during the entirety of such calendar year.

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               (iii) Landlord shall be permitted, at anytime during any
calendar year when it reasonably forecasts that Operating Expenses for such calendar year will exceed the Base Expense Rate together with any monthly escalation reserves then being paid, to notify Tenant of such forecast. In such event the amount of the monthly escalation reserves for the period following such notice shall be increased by the amount which Landlord reasonably forecasts will be necessary to pay the Operating Expenses for such calendar year.

Notwithstanding anything to the contrary contained herein, for the purpose of determining Additional Rent, Operating Expenses (exclusive of the Non-Capped Operating Expenses, as hereinafter defined) for any calendar year shall not be increased over the amount of Operating Expenses (exclusive of Non-Capped Operating Expenses) during the calendar year in which the term of this Lease commences by more than eight percent (8%) per year on a cumulative basis, compounded annually. It is understood and agreed that there shall be no cap on Non-Capped Operating Expenses, which are hereby defined to mean all Utility Expenses, Real Estate Taxes and Insurance Premiums.

     (e) AT ANY TIME WITHIN SIXTY (60) DAYS OF TENANT'S RECEIPT OF ANY STATEMENT FROM LANDLORD RELATING TO ADDITIONAL RENT, LANDLORD SHALL FURNISH TENANT FOLLOWING TENANT'S WRITTEN REQUEST THEREFOR, BUT NO MORE THAN ONCE IN ANY CALENDAR YEAR, INCLUDING INVOICES AND OTHER SOURCE DOCUMENTS RELATING TO EXPENSES. SUCH AUDIT SHALL BE LIMITED TO THE ITEMS NECESSARY TO A DETERMINATION OF THE APPLICABLE EXPENSES. IN ANY EVENT, IF IT IS DETERMINED THAT TENANT WAS OVERCHARGED BY MORE THAN FOUR PERCENT (4%), SUCH OVERCHARGE SHALL ENTITLE TENANT TO CREDIT AGAINST ITS NEXT PAYMENTS OF ADDITIONAL RENT THE AMOUNT OF THE OVERCHARGE AND THE COSTS ASSOCIATED WITH THE AUDIT (AND, IF SUCH CREDIT OCCURS FOLLOWING THE EXPIRATION OF THE TERM, LANDLORD SHALL PROMPTLY PAY THE AMOUNT OF SUCH CREDIT TO TENANT). IF THE AUDIT DETERMINES THAT THE TENANT WAS OVERCHARGED LESS THAN FOUR PERCENT (4%), SUCH OVERAGE SHALL ENTITLE TENANT TO CREDIT AGAINST ITS NEXT PAYMENT OF ADDITIONAL RENT THE AMOUNT OF THE OVERCHARGE AND A TENANT SHALL PAY FOR ALL COSTS ASSOCIATED WITH THE AUDIT. IF THE AUDIT SHALL DETERMINE THAT TENANT WAS UNDERCHARGED FOR THE OPERATING EXPENSES, TENANT SHALL PROMPTLY PAY THE AMOUNT OF SUCH UNDERCHARGE TO LANDLORD AND TENANT SHALL PAY FOR ALL COSTS ASSOCIATED WITH THE AUDIT.

     5. SERVICES. Tenant shall pay for the actual costs of utilities (electricity, telephone, gas, water and sewer) that it consumes within the Premises ("Premises Utilities"). Tenant shall pay the charges for such Premises Utilities directly to the utility company that provides such utility service to the Premises. Landlord shall, at its sole cost and expense, connect the Premises to the main off-premises electrical supply and install all necessary meters.

Landlord shall furnish, or cause to be furnished, at Landlord's own cost and expense (as part

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of the Operating Expenses) the following services, subject to all other provisions of this Lease.

     (a) All utilities (except Premises Utilities) including electricity, water, gas (if any), except telephone, for the Building Common Areas;

     (b) Air conditioning, both heating and cooling service (as required by the seasons) in accordance with equipment specified in Tenant's Construction Plans. Such service shall include operating maintenance and expensable replacement costs where necessary;

     (c) All exterior landscaping, landscaping maintenance and exterior common area maintenance;

     (d) Trash and waste removal from the Building and daily trash and waste removal from the Premises (Monday through Friday);

     (e) Exterior Building glass cleaning no less than twice per year;

     (f) Maintenance and repairs to the Building fire and safety systems pursuant to approved plans and specifications;

     (g) Full daily janitorial service five (5) days per week in and about the Premises and the Building;

     (h) Pest and rodent control service on an as-needed basis.

     (i) Daily security guard service in the form of a roving patrol in the parking lot. Notwithstanding anything to the contrary, Tenant expressly acknowledges and agrees that Landlord is not warranting the efficiency of any such security personnel, service, procedures or equipment. Landlord shall not be responsible or liable in any manner for failure of any such security personnel, services, procedures or equipment to prevent, control, or apprehend anyone suspected of causing personal injury or damage in, or around, the Building or the Project.

     Failure to any extent to furnish or any stoppage or interruption of these defined services resulting from any cause shall not render Landlord liable in any respect for damages to any person, property or business, nor shall the same be construed as an eviction of Tenant or work an abatement of Basic Rental or Additional Rent, nor relieve Tenant from fulfillment of any covenant or agreement contained herein and Tenant shall have no claim, offset or abatement rights as a result of any of the foregoing. NOTWITHSTANDING ANYTHING TO CONTRARY CONTAINED

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HEREIN, IN THE EVENT LANDLORD SHALL FAIL TO PROVIDE THE SERVICES PROVIDED FOR
IN THIS PARAGRAPH 5 FOR A PERIOD OF TEN (10) CONSECUTIVE DAYS AFTER TENANT'S WRITTEN NOTICE TO LANDLORD, TENANT'S BASIC RENT SHALL BE ABATED THEREAFTER UNTIL SUCH SERVICES ARE RESTORED.

     6. LEASEHOLD IMPROVEMENTS. Landlord shall install and construct the Tenant Improvements as defined in and in accordance with Exhibit D (hereinafter, the "Work Letter"), attached hereto and made a part hereof. The condition of the Premises prior to construction of Tenant Improvements shall be in "Shell Condition". "Shell Condition" shall be defined as meaning no existing tenant improvements, but shall include a Building shell that is constructed in accordance with the Project Criteria and specifications attached hereto as Rider 5 and in accordance with all applicable governmental laws, codes and regulations, is clear of debris and has all main electrical and plumbing, fire sprinkler and mechanical trunk lines to the Premises.

7.  USE.

    (a) Tenant shall use the Premises only for the Permitted Use. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner, or which may be dangerous to life, limb or property, or keep any substance or carry on or permit any operation which might emit offensive odors from the Premises, or any use which is extrahazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on any building in the Project or their contents; and in the event that, by reason of acts of Tenant, there shall be any increase in rate of insurance on any building in the Project or their contents created by Tenant's acts or conduct of business then such acts of Tenant shall be deemed to be an event of default hereunder and Tenant hereby agrees to pay to Landlord the amount of such increase on demand and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in management of the Project. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, order, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to use, condition or occupancy of the Premises, including without limitation any Environmental Law. Tenant shall indemnify and hold Landlord harmless from any and all costs, expenses (including reasonable attorney's fees) claims and causes of action arising from Tenant's failure to comply with this Section. Tenant will not, without the prior written consent of Landlord, paint, install lighting or decoration, or install any signs, window or door lettering or advertising media of any type or window awning on or about the Premises or any part thereof. Should Landlord agree in writing to any of the foregoing items in the preceding

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sentence, Tenant will maintain such permitted item in good condition and repair at all times. Outside storage, including but not limited to trucks or other vehicles, is prohibited without Landlord's prior written consent.

     (b) Tenant shall comply with provisions of Rider No. 4 attached hereto, as it relates to Hazardous Substances and Materials.

8.  REPAIRS AND MAINTENANCE.

     (a) Landlord's Obligation: Landlord shall at its sole cost and expense (as part of the Operating Expenses, except as specifically excluded above), and throughout the Lease Term and any extensions thereof, provide maintenance and repairs (including replacement parts and labor) to the Building and the Premises, including (i) the ROOF (INCLUDING, BUT NOT LIMITED TO, ROOF MEMBRANE, SKY-LIGHTS, SMOKE VENTS AND OTHER ROOF PENETRATIONS WHICH ARE A PART OF THE ORIGINAL CONDITION OF THE BUILDING SET FORTH IN RIDER NO. 5), walls (including glass curtain walls, windows, and exterior doors), foundation, and other structural elements of the Building; (ii) heating, ventilating, air conditioning, mechanical, electrical, plumbing, lighting, and other systems and equipment; (iii) interior walls, ceilings and floors; and (iv) driveways, sidewalks, curbs, signs (except Tenant's signs), landscaping, and other exterior areas (including painting and striping of parking areas). Notwithstanding any of the foregoing to the contrary, Landlord shall not be required to repaint or replace the floor coverings and wall coverings in the Premises during the term of the Lease.

(b) Tenant's Obligation: Tenant shall, at Tenant's sole cost and expense, (i) keep the interior of the Premises (including, but not limited to, all fixtures, walls, ceilings, floors, doors, windows [except replacement of exterior plate glass unless the replacement is by reason of damage caused by Tenant or its employees, contractors, invitees, agents or guests], appliances and equipment which are a part of the Premises) in good repair and condition, (ii) repair or replace any damage or injury done to the Building or any other part of the Project caused by Tenant, Tenant's contractors agents, employees, licensees, invitees or visitors or resulting from a breach of its obligations,(EXCEPT TO THE EXTENT COVERED BY LANDLORD'S INSURANCE, IN WHICH CASE TENANT SHALL BE RESPONSIBLE ONLY FOR THE DEDUCTIBLE OF SUCH INSURANCE COVERAGE) and (iii) indemnify and hold Landlord harmless from any and all costs, expenses (including reasonable attorneys' fees), claims and causes of action arising from or incurred by and/or asserted in connection with such maintenance, repairs, replacements, damage or injury or Tenant's breach of its obligations under this Lease. All repairs and replacements performed by or on behalf of Tenant shall be performed in a good and workmanlike manner and in accordance with the standards applicable to alterations or improvements performed by Tenant.

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     (c) If Tenant should fail to perform any of its obligations WITHIN ANY
APPLICABLE CURE PERIOD hereunder with respect to repairs and maintenance, then Landlord may, if it so elects, in addition to any other remedies provided herein, effect such repairs and maintenance. Any sums expended by Landlord in effecting such repairs and maintenance shall be deemed to be so much additional rental owing by Tenant to Landlord and shall be due and payable, on demand, together with interest thereon at the rate of eighteen percent (18%) per annum from the date of each such expenditure by Landlord to the date of repayment by Tenant.

     9. ALTERATIONS AND IMPROVEMENTS. At the end or other termination of this Lease, Tenant shall deliver the Premises to Landlord with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear, casualty and condemnation excepted, and shall deliver to Landlord all keys to the Premises. The cost and expense of any repairs necessary to restore the condition of the Premises to said condition in which they are to be delivered to Landlord shall be borne by Tenant. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld as to non-structural alterations PROVIDED THAT NO CONSENT SHALL BE REQUIRED FOR NON-STRUCTURAL ALTERATIONS NOT EXCEEDING $15,000.00 IN THE AGGREGATE, WHICH ARE OTHERWISE IN COMPLIANCE WITH THIS LEASE, PROVIDED, HOWEVER, TENANT SHALL PROVIDE LANDLORD WITH AS-BUILT DRAWINGS AND A COMPUTER DISKETTE (DXF FORMAT) WITHIN TEN (10) DAYS OF COMPLETION OF SUCH ALTERATIONS. In such cases, Tenant agrees to cause such alterations to comply with all applicable governmental laws, ordinances and regulations. Tenant shall promptly pay for the costs of all work performed and shall indemnify Landlord against liens, costs, damages or expenses incurred therewith including reasonable attorney's fees incurred by Landlord if Landlord shall be joined in any action or proceeding involving such work. Under no circumstances shall Tenant commence such work until Landlord has been provided with evidence that Tenant's contractor(s) is licensed and carries adequate public liability and builders risk insurance and workman compensation as required by the State of Texas and in amounts deemed satisfactory by Landlord. Upon completion of the alterations, Tenant shall deliver to the Landlord "as-built" plans. At Tenant's option, if Landlord performs such alterations, Tenant shall pay Landlord, as Additional Rent, the cost thereof plus fifteen percent (15%) as reimbursement for Landlord's overhead. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall be at Landlord's option, Landlord's property on termination of this lease and shall remain on the Premises without compensation to Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of any building improvements or the plumbing, electrical lines or other utilities.

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     10. COMMON AREAS. The use and occupation by Tenant of the Premises in accordance with the terms of this lease shall include a right to use the Common Areas in common with other tenants of the Project; subject, however, to the terms and conditions of this Lease and to the Rules and Regulations for the use of the Premises and the Common Areas which are attached hereto as Exhibit "C" and made a part hereof as the same may be reasonably amended by Landlord from time to time, with which Tenant covenants and agrees to comply.

     All Common Areas shall be subject, at all times, to the exclusive control and management by Landlord, and Landlord shall have the right from time to time to change the dimensions and location and to establish, modify and enforce reasonable rules and regulations with respect to all Common Areas. Landlord shall have the right to construct additional buildings or improvements, construct additional stories on existing buildings and to maintain, and operate lighting facilities on all said areas and improvements; to change the area, level, location and arrangement of parking areas and other facilities and to restrict parking by Tenant or tenants and their officers, agents, employees and contractors to designated parking area. Landlord also reserves the right to dedicate portions of the Common Areas for streets, parks, utilities or other public areas, PROVIDED, HOWEVER, IN NO EVENT SHALL THE PARKING RATIO FOR TENANT BE REDUCED BELOW A RATIO OF ONE SPACE PER 300 SQUARE FEET LEASED. If the amount of the Common Areas is diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or abatement of Basic Rental or Additional Rent, nor shall such diminution of Common Areas be deemed an actual or constructive eviction.

     11. ASSIGNMENT AND SUBLETTING. Tenant shall not have the right to assign or in any manner transfer this Lease or to sublet the whole or any part of the Premises nor to grant any license, concession or other right of occupancy of any portion of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord shall have the option, upon receipt from Tenant of a written request for Landlord's consent to a subletting or assignment, to cancel this Lease as of the date which is sixty
(60) days following the receipt by Landlord of the request from Tenant to sublet or assign. The option of Landlord to cancel this Lease, as provided for below, shall be exercised, if at all, within sixty (60) days following Landlord's receipt of such written notice, by delivering to Tenant written notice of Landlord's intention to exercise the option to so cancel this Lease. If Tenant desires at any time to enter into an assignment of this Lease or a sublease of the Premises or any portion thereof, Tenant shall give written notice to Landlord of its desire to do so, which notice shall contain (a) the name of the proposed assignee or subtenant, (b) the nature of the proposed assignee's or subtenant's business to be carried on in the Premises, (c) the terms and provisions of the proposed assignment or sublease, and (d) resumes, business plans, references, financial information, and other information as Landlord may reasonably request concerning the proposed assignee or subtenant. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the

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

terms, provisions and covenants of this Lease. No assignee or sublessee of the Premises or any portion thereof may assign or sublet the Premises or any portion thereof WITHOUT THE PRIOR WRITTEN CONSENT OF THE LANDLORD, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignments or sublettings. Upon the occurrence of an "event of default" as hereinafter defined, if the Premises or any part thereof are then assigned or sublet Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. In the event of the transfer and assignment by Landlord of its interest in this Lease and the Project ( or the part thereof in which the Premises are located) Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Tenant shall not mortgage, pledge or otherwise encumber its interest in this lease or in the Premises. NOTWITHSTANDING THE FOREGOING, TENANT SHALL HAVE THE RIGHT TO SUBLET ANY PORTION OF THE PREMISES OR ASSIGN THE LEASE TO ANY PARENT, SUBSIDIARY OR AFFILIATE OF TENANT WITHOUT LANDLORD APPROVAL, PROVIDED, HOWEVER, IN ALL SUCH EVENTS, TENANT SHALL REMAIN LIABLE FOR THE LEASE.

12. LIABILITY.

(a) TENANT'S INDEMNITY. Tenant will indemnify and hold Landlord, Property Manager and their respective partners, officers, directors, employees and agents harmless from all claims, demands, actions, damages, loss, liabilities, judgments, costs and expenses, including without limitation, attorney's fees and court costs (each a "Claim" and collectively the "Claims") which (i) are suffered by, recovered from or asserted against Landlord, (ii) are not paid by insurance carried by Tenant or Landlord, and (iii) arise from or in connection with (a) the use or occupancy of the Premises and/or the Common Areas, by Tenant or its employees, guests, invitees, officers and agents or any accident, injury or damage occurring in or at the Premises, or (b) any breach by Tenant of any representation or covenant in this Lease; provided, however, such indemnification of Landlord by Tenant shall not include any Claim waived by Landlord under Paragraph 26 of this Lease, any Claim to the extent caused by the negligence, gross negligence or willful misconduct of Landlord or any Claim relating to hazardous or toxic materials except to the extent such Claim arises out of a breach by Tenant.

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

(b) LANDLORD'S INDEMNI1Y. Landlord will indemnify and hold Tenant and its officers, directors, employees and agents harmless from all Claims which are suffered by, recovered from or asserted against Tenant and which are not paid by proceeds of insurance carried by Landlord or Tenant and which arise from or in connection with (i) any accident, injury or damage occurring in or on the Common Areas caused by Landlord's actions, or arising from negligence or willful misconduct of Landlord, its agents, employees, contractors, or (ii) any breach by Landlord of any representation or covenant in this Lease, provided, however, such indemnification of Tenant by Landlord shall not include any Claim waived by Tenant under Paragraph 26 of this Lease, any Claim to the extent caused by the negligence, gross negligence or willful misconduct of Tenant or any Claim relating to hazardous or toxic materials except to the extent such Claim arises out of a breach by Landlord.

Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in and maintenance and use of the Premises; and (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $3,000,000.00 per occurrence in respect of injury to persons (including death), and in the amount of not less than $1,000,000.00 per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies. Certified copies of Certificates of insurance of such policies, shall be delivered to Landlord prior to the commencement date of this lease. Not less than thirty (30) days prior to the expiration date of any such policies, certificates of insurance certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

13. CASUALTY INSURANCE

(a) Landlord shall, at all times during the Lease Term, maintain a policy or policies of insurance issued by and binding upon one or more solvent insurance companies insuring the Project, against loss or damage by fire, explosion and other casualties insurable pursuant to standard fire and extended coverage insurance forms

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

then in common use in the State of Texas. Landlord shall not be required to insure any furniture, fixtures, equipment, machinery, goods, or supplies or other personal property which Tenant may have brought into or which might otherwise be located in or about the Premises. Landlord shall not be required to insure alterations or improvements made to the Premises the cost of which is in excess of the credit given by Landlord pursuant to Section 6 of this lease or any alterations or improvement made by Tenant after the commencement date.

(b) Any insurance provided for in subsection 13(a) above may be effected by self insurance or by a policy of blanket insurance. Tenant shall have no rights in any policy or policies maintained by Landlord.

     14. MORTGAGES. Tenant accepts this Lease subject to any deeds of trust, security interests or mortgages which might now or hereafter constitute a lien upon the Premises and to zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the Premises. If any such mortgage or deed of trust is enforced by the holder thereof, Tenant shall, upon written request, attorn to the holder of such mortgage or deed of trust or purchaser at such foreclosure sale, or any other person succeeding to the interest of Landlord as a result of such enforcement, as the case may be, and execute instruments affirming such attornment PROVIDED SUCH SUCCESSOR IN INTEREST TO LANDLORD ASSUMES ALL OBLIGATIONS OF LANDLORD THEREAFTER ARISING. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such deed of trust, security interest or mortgage; PROVIDED, HOWEVER, SUCH SUBORDINATION AGREEMENTS SHALL EXPRESSLY PROVIDE THAT TENANT'S OCCUPANCY OF THE PREMISES SHALL NOT BE DISTURBED SO LONG AS TENANT PERFORMS ALL OF ITS COVENANTS AND OBLIGATIONS HEREUNDER. With respect to any deed of trust, security interest or mortgage hereafter constituting a lien on the Premises Landlord, at its sole option, shall have the right to waive the applicability of this Section 14 so that this lease will not be subject and subordinate to any such deed of trust, security interest or mortgage.

     15. INSPECTION. Without being deemed guilty of an eviction of Tenant and without abatement of Rent, Landlord and Landlord's agents and representatives shall have the right WITH REASONABLE NOTICE to enter upon and inspect the Premises at any reasonable time during business hours, for the purpose of (i) ascertaining the condition of the Premises or in order to make such repairs as may be permitted to be made by Landlord and (ii) during THE LAST SIX (6) MONTHS showing the Premises to prospective lenders, purchasers or tenants. Tenant hereby waives any claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or Quite Enjoyment of the Premises and any other loss occasioned thereby. During the last six (6) months of the Lease Term Landlord shall have the right to erect on the grounds of the

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

Building or the Premises a suitable sign indicating the Premises are available for lease or for sale.

     16. CONDEMNATION. If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purposes contemplated by the Permitted Use, this lease shall terminate and the Basic Rent and Additional Rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said Premises shall occur.

     If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     In the event of any such taking or private purchase in lieu thereof, Landlord shall receive the entire award (which shall include sales proceeds) payable as a result of the condemnation, taking or sale thereof. Tenant shall, however, have the right to recover from such authority through a separate award which does not reduce Landlord's award, any compensation as may be awarded to Tenant on account of moving and relocation expenses of Tenant's physical property.

     17. INSURANCE, FIRE OR OTHER CASUALTY. In the event that the Premises should be damaged or destroyed by fire, tornado or other casualty to such an extent that rebuilding or repairs cannot be completed ONE HUNDRED TWENTY (120) days after the date on which such repairs commence, Landlord may at its option terminate this lease, in which event the Basic Rental and Additional Rent shall be abated during the unexpired portion of this lease effective with the date of such damage. In the event the Premises should be damaged by fire, tornado or other casualty covered by Landlord's insurance, but only to such extent that rebuilding or repairs can be completed within ONE HUNDRED TWENTY (120) days after the date of such damage, or if the damage should be more serious but Landlord does not elect to terminate this lease, in either such event Landlord shall within sixty (60) days after the date of such damage commence to rebuild or repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition in which they were immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants within the Project or the Premises and Landlord shall not be obligated to replace any improvements whose cost was in excess of the credit provided by Landlord to Tenant under Section 6 of this lease. In the event that the Premises are totally untenantable, Landlord shall abate the rent during the time the Premises are unfit for occupancy. If the Premises are not totally untenantable, Landlord shall allow Tenant a fair diminution of rent during the time

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

the Premises are partially unfit for occupancy. With respect to the previous two sentences, if the casualty was caused by Tenant, its agents, employees, licensees or invitees, Basic Rental and Additional Rent shall be abated only to the extent Landlord is compensated for such by loss of rents insurance, if any. Notwithstanding the foregoing, (i) in the event any mortgagee under a deed of trust, security agreement or mortgage on the Project should require that the insurance proceeds be used to retire the mortgage debt or (ii) in the event that the Project is damaged to such an extent that Landlord does not deem it feasible to rebuild same (even though the Premises might not have been substantially damaged) Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Project or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

18. HOLDING OVER. Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the term of this lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as a tenant at sufferance tenancy at will only, subject, however, to all of the terms, provisions, covenants and agreements on the part of Tenant hereunder; such parties shall be subject to immediate eviction and removal and Tenant or any such party shall pay Landlord as rent for the period of such holdover an amount equal to the Basic Rental and Additional Rent payable for the last month of the term of this lease plus FIFTY PERCENT (50%) of such amount. Tenant shall also pay any damages sustained by Landlord as a result of such holdover. The holding over by Tenant for any part of a month shall entitle Landlord to collect the rent called for under this
Section 18 for the entirety of such month. The inclusion of this Section 18 shall not be construed as Landlord's consent for the Tenant to hold over.

     19. TAXES ON TENANT'S PROPERTY. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

     20. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

     (a) Tenant shall fail to pay any of the Basic Rental or Additional Rent hereby reserved and such failure shall continue for a period of ten (10) days after WRITTEN NOTICE the date such payment was due, PROVIDED, HOWEVER, LANDLORD SHALL NOT BE REQUIRED TO GIVE MORE THAT TWO (2) SUCH NOTICES PER YEAR.

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

     (b) Tenant shall fail to comply with any term, provision or covenant of this lease, other than the payment of rent, and shall not cure such failure within THIRTY (30) days after written notice thereof to Tenant

     (c)Tenant or any guarantor of Tenant's obligations shall become insolvent or shall make an assignment for the benefit of creditors.

     (d) Tenant or any guarantor shall file a petition under any section or chapter of the National Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder and such adjudication shall not be vacated or set aside within thirty (30) days.

     (e)receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within thirty (30) days.

     (f) Tenant shall desert or vacate any substantial portion of the Premises WITHOUT PAYMENT OF RENT for a period of five (5) or more days without written permission of Landlord.

          With respect to the defaults in subsections (c) through (f) above, Landlord shall not be obligated to give Tenant notices of default and Tenant shall have no right to cure such defaults.

     21. REMEDIES. Upon the occurrence of any event of default specified in
Section 20 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

     (a) Terminate this lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages thereof; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including (i) accrued Rent to the date of termination and Late Charges, plus interest thereon from the date due through the date paid, the unamortized cost of Tenant's improvements, broker's fees and commissions, attorney's fees, moving allowances and any other costs Landlord incurred in making this Lease, the cost of recovering the Premises and the costs of reletting the

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

Premises; (ii) the Present Value of the Rent that would have accrued under the Lease for the balance of the term but for such termination, reduced by the fair market rental value of the Premises for such balance of the lease term discounted at the Present Value; (iii) plus any other ACTUAL AND REASONABLE costs or amounts necessary to compensate Landlord for its damages.

     (b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the rent thereof; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term.

     (c) Enter upon the Premises by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

     In the event Tenant fails to pay any Basic Rental or Additional Rent hereunder as and when such is due, to help defray the additional cost to Landlord for processing such late payments, Tenant shall pay to Landlord on demand a late charge in an amount equal to percent ten percent (10%) of such rent or additional rent, and the failure to pay such late charge, within ten
(10) days after demand therefore, shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by

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

Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by landlord following possession. Should Landlord at any time terminate this lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the loss of rental for the remainder of the Lease Term.

     In addition to the foregoing remedies, upon the occurrence of any event of default Landlord is entitled and is hereby authorized, without any notice to Tenant whatsoever, to enter upon the Premises by use of master key, a duplicate key, or other peaceable means, and to change, alter, and/or modify the door locks on all entry doors of the Premises, thereby permanently excluding Tenant, and its officers, principals, agents, employees, representatives and invitees therefrom. In the event that Landlord has either permanently repossessed the Premises pursuant to the foregoing provisions of this Lease, or has terminated that lease by reason of Tenant's default, Landlord shall not thereafter be obligated to provide Tenant with a key to the Premises at any time, regardless of any amounts subsequently paid by Tenant; provided, however, that in any such instance, during Landlord's normal business hours and at the convenience of Landlord, and upon receipt of written request from Tenant accompanied by such Landlord will either (at Landlord's option) (i) escort Tenant or its authorized personnel to the Premises to retrieve any personal belongings or other property of Tenant not subject to the Landlord's Lien or security interest described herein, or (ii) obtain a list from Tenant of such personal property as Tenant intends to remove, whereupon Landlord shall remove such property and make it available to Tenant at a time and place designated by Landlord. However, if Landlord elects option (ii), Tenant shall pay, in cash in advance, all costs and expenses estimated by Landlord to be incurred in removing such property and making it available to Tenant and all moving and/or storage charges theretofore incurred by Landlord with respect to such property. If Landlord elects to exclude Tenant from the Premises without permanently repossessing or terminating pursuant to the foregoing provisions of this Lease, then Landlord shall not be obligated to provide Tenant a key to reenter the Premises until such time as all delinquent rental and other amounts due under this Lease have been paid in full and all other defaults, if any, have been completely cured to Landlord's satisfaction (if such cure occurs prior to any actual permanent repossession or termination), and Landlord has been given assurance reasonably satisfactory to Landlord evidencing Tenant's ability to satisfy its remaining obligations under this lease. This remedy of Landlord shall be in addition to, and not in lieu of, any of its other remedies set forth in this Lease, or otherwise available to Landlord at law or in equity. The foregoing provisions shall override and control over any conflicting provisions of the Texas Property Code as well as any successor statute governing the right of a landlord to change the door locks of a commercial tenant.

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

     22. SURRENDER OF PREMISES. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and subscribed by the Landlord.

     23. ATTORNEYS' FEES. If on account of any breach or default by Tenant OR LANDLORD in Tenant's OR LANDLORD'S OBLIGATIONS under this lease it should be necessary or appropriate for Landlord to bring any action under this lease or to enforce or defend any of Landlord's OR TENANT'S rights hereunder, then LANDLORD OR TENANT agrees in each and any such case to pay to Landlord a reasonable attorneys' fee.

24.  LANDLORD'S LIEN: Section Deleted

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

     25. MECHANIC'S LIEN. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this lease.

     26. WAIVER OF SUBROGATION. Anything in this lease to the contrary notwithstanding, the parties hereto waive any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers, and employees, for any loss or damage that may occur to the Premises hereby demised, or any improvements thereto, the Project or any improvements thereto, by reason of fire, the elements, or any other cause which is insured against pursuant to valid and collectible insurance policies (OR ANY INSURANCE PROVIDED FOR IN SECTION 13), which are then in effect, regardless of cause or origin, including negligence of the parties hereto, their agents, officers, and employees.

     27. SIGNS. Tenant shall have the right to install signs upon the Premises in accordance with Rider No. 2 attached hereto.

     28. NOTICES. Each provision of this Agreement, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

     (a) All rent and other payment required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Dallas County, Texas, at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

     (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered when actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with return receipt

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

requested) addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith. Notice also may be given by telex or facsimile, provided each such transmission is confirmed (and such confirmation is supported by documented evidence) as received.

LANDLORD:     CAMPBELL CREEK LTD.
              4099 MCEWEN ROAD, SUITE 370
              DALLAS, TEXAS 75244  ATTN: PROPERTY MANAGER

TENANT:

APPLIED DIGITAL ACCESS, INC..
9855 SCRANTON ROAD
SAN DIEGO. CALIFORNIA 92121
ATTN: PRESIDENT        FAX-.619.623.2208

     29. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord or Tenant, provided, however, in no event shall the foregoing apply to the financial obligations of either Landlord or Tenant to the other under this Lease.

     30. SEVERABILITY. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid, or unenforceable, there be added as a part of this lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     31. ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT. This Lease contains the entire agreement between the parties and may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist

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upon the performance by Tenant in strict accordance with the terms hereof. The terms, provisions, covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

     32. QUIET ENJOYMENT. Provided Tenant has performed all of the terms, covenants, agreements and conditions of this lease, including the payment of rent, to be performed by Tenant, Tenant shall have the quiet possession of peaceably and quietly hold and enjoy the Premises for the term hereof, without hindrance from Landlord, subject to the terms and conditions of this lease.

     33. EXISTENCE OF BROKER. Tenant represents and warrants that it has not contacted or dealt with any real estate broker or agent in connection with the execution of this lease, except as listed below, and Tenant agrees to indemnify and hold harmless Landlord against all liabilities and costs (including but not limited to attorneys' fees) incurred by Landlord as a result of Tenant's breach of the warranties and representations contained herein.

          BROKER: CB CORNMERCIAL (SUCH BROKER IS REPRESENTED BY PAT O'KEEFE AND ANTHONY BOLNER)

     34. GENDER. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     35. JOINT AND SEVERAL LIABILITY. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against the Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

     36. ESTOPPEL CERTIFICATE. Tenant agrees promptly following any request by Landlord to execute and deliver to Landlord within ten (10) days any documents, evidencing the status of the Lease as may be required, either by a lender ("Lender") making a loan to Landlord to be secured by a deed of trust or mortgage covering the Premises or the Project or a purchaser ("Purchaser") of the Premises or the Project from Landlord (including an estoppel certificate
(i) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, (ii) acknowledge that there are

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not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or so specifying such defaults, if any, as are claimed, and (iii) such other matters as Landlord may reasonably request). If required by a Lender or a Purchaser Tenant will deliver to Landlord current financial statements of Tenant.

     37. CAPTIONS. The captions contained in this lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this lease.

     38. NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on the Project or lands adjacent to the Project shall in no way affect this Lease or impose any liability on Landlord (even if Landlord is the adjacent land owner).

     39. RELOCATION. - Section Deleted.

     40. PARKING. The parking areas shall be designated for automobile parking on a nonexclusive basis for all Property tenants (including Tenant) and their respective employees, customers, invitees and visitors, provided, however, Tenant shall be entitled to five (5) visitor spaces at a location mutally acceptable to Landlord and Tenant. Parking and delivery areas for all vehicles shall be in accordance with parking regulations established from time to time by Landlord, with which Tenant agrees to conform. Tenant shall only permit parking by its employees, customers and agents of automobiles in appropriate designated parking areas. Tenant covenants that all items during the term of the Lease, Tenant will not use in excess of one (1) parking space for each 250 rentable square feet in the Premises from Tenant's employees, invitees and agents.

     41. AUTHORITY OF TENANT. Tenant and each person signing this Lease on behalf of Tenant represents to Landlord as follows: Tenant, if a corporation, is duly incorporated and legally existing under the laws of the state of its incorporation and is duly qualified to do business in the

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State of Texas. Tenant, if a partnership or joint venture, is duly organized under the Texas Uniform Partnership Act. Tenant, if a limited partnership, is duly organized under the applicable limited partnership act of the State of Texas or, if organized under the laws of a state other than Texas, is qualified under said Texas limited partnership act. Tenant has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and other documentation to lease the Premises and to carry on its business as now conducted and as contemplated to be conducted. Each person signing on behalf of Tenant is authorized to do so. The foregoing representations in this Paragraph 41 shall also apply to any corporation, partnership, joint venture or limited partnership which is a general partner or joint venturer of Tenant.

Executed by Landlord this 1st day of October, 1997.

LANDLORD:

CAMPBELL CREEK, LTD.

By:       /s/ James H. Kirchoff
Name:     James H. Kirchhoff
Title:    Vice President

TENANT:

Applied Digital Access, Inc.

By:       /s/ James L. Keefe
Name:     James L. Keefe
Title:    Chief Financial Officer